UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2019

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

001-35518	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

Effective January 31, 2019, Supernus Pharmaceuticals, Inc. (the “Company”) and Advent Key West, LLC (the “Landlord”) entered into a Lease Agreement (the “Lease”) for approximately 136,016 square feet for the Company’s new headquarters to be located at 9715 and 9717 Key West Avenue, Rockville, Maryland (the “Premises”).

The term of the Lease commences upon Landlord tendering possession of the Premises, with a fully executed lease termination with the prior tenant, which date is estimated to be on or about February 1, 2019 (the “Commencement Date”), and shall continue until April 30, 2034, unless earlier terminated in accordance with the terms of the Lease (the “Lease Term”).

Fixed rent with respect to the Premises shall commence on the Commencement Date. The initial fixed rental rate is $195,523 per month for the first 12 months, which rate will automatically increase by 2% on each anniversary of the Commencement Date. In the event the Commencement date of the Lease is any date other than February 1, 2019, then the Company and the Landlord will enter into an amendment of the Lease to adjust the rental rate. Under the terms of the Lease, the Company is required to provide a security deposit of $195,523 and will be required to pay all utility charges for the Premises and its pro rata share of any operating expenses and real estate taxes.

The Lease is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the above description of the Lease is a summary and is qualified in its entirety by reference to the complete text of the Lease.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibit

The following document is filed as an Exhibit pursuant to Item 1.01 hereof:

Exhibit 10.1 — Lease Agreement Dated January 31, 2019.

EXHIBIT INDEX

Number	Description

10.1	Lease Agreement Dated January 31, 2019.	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: February 5, 2019	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer